REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Little Giant Pump Company
Oklahoma City, OK

We have audited the accompanying balance sheet of Little Giant Pump Company, a wholly-owned subsidiary of Tecumseh Products Company as of December 31, 2005, and the related statement of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the accompanying financial statements have been prepared using the assets, liabilities, revenues and expenses related to the historical operations of the Company on a carve-out basis and are not necessarily indicative of the costs and expenses that would have resulted if the Company had been operated as a separate entity. Certain expenses represent allocations and estimates of costs from Tecumseh Products Company and estimates are based on assumptions that management believes are reasonable under the circumstances. Such financial statements have been prepared in connection with the sale of the Company by Tecumseh Products Company to Franklin Electric Company, Inc.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Little Giant Pump Company, a wholly-owned subsidiary of Tecumseh Products Company as of December 31, 2005, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/McGladrey & Pullen, LLP
Elkhart, Indiana
July 27, 2006

EXHIBIT 99.2
Little Giant Pump Company
Balance Sheet
As of December 31, 2005

(In thousands)

Assets
Current assets:

Cash	$88
Accounts receivable (less allowance of $263)	11,668
Net inter-company receivable	16,173

Inventories:
Raw materials	10,727
Work-in-process	850
Finished goods	13,892
25,469

Deferred income taxes	4,928
Other current assets	568

Total current assets	58,894

Property, plant and equipment, net	9,998
Goodwill	5,104

Total non-current assets	15,102

Total assets	$73,996

Liabilities and shareholder’s equity
Current liabilities:

Accounts payable	$4,885
Accrued liabilities	6,796
Employee benefit plans (as administered by the Parent company)	16,648

Total current liabilities	28,329

Deferred income taxes	353

Total liabilities	$28,682

Shareholder’s equity
Common shares ($1 par value, 500 shares authorized and 500 shares outstanding)	1
Additional paid-in-capital	8,753
Retained earnings	36,560

Total shareholder’s equity	45,314

Total liabilities and shareholder’s equity	$73,996

See notes to audited financial statements

Little Giant Pump Company
Statement of Income
For The Year Ended December 31, 2005

(In thousands)

Net sales	$106,325

Cost of sales	75,834

Gross profit	30,491

Selling and administrative expenses	22,170

Operating income	8,321

Other expense	(50)

Income before income taxes	8,271

Income taxes	3,159

Net income	$5,112

See notes to audited financial statements

Little Giant Pump Company
Statement of Retained Earnings
For The Year Ended December 31, 2005

(In thousands)

Balance year end 2004	$36,448

Net income	5,112

Dividends	(5,000)

Balance year end 2005	$36,560

See notes to audited financial statements

Little Giant Pump Company
Statement of Cash Flows
For The Year Ended December 31, 2005

(In thousands)

Cash flows from operating activities
Net income	$5,112

Adjustments to reconcile net income to net cash flows
from operating activities:

Depreciation and amortization	1,161
Deferred income taxes	(271)

Changes in assets and liabilities:
Accounts receivable	(5,342)
Inventories	1,618
Accounts payable and accrued liabilities	9,936
Other current assets	(283)
Net cash flows from operating activities	11,931

Cash flows from investing activities
Additions to property and equipment	(3,165)
Net cash flows from investing activities	(3,165)

Cash flows from financing activities
Net borrowings/repayments of inter-company receivables	(5,467)
Dividends paid to Parent	(5,000)
Net cash flows from financing activities	(10,467)

Net change in cash	(1,701)
Cash at beginning of period	1,789
Cash at end of period	$88

See notes to audited financial statements

NOTES TO FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED, DECEMBER 31, 2005
Little Giant Pump Company

(In thousands)

1. BASIS OF PRESENTATION & SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

Little Giant Pump Company (the “Company”), a wholly-owned subsidiary of Tecumseh Products Company (the “Parent”), and a leading worldwide provider of commercial and consumer water transfer solutions, was acquired by Franklin Electric Co., Inc. on April 21, 2006 as indicated in the initial form 8-K dated April 21, 2006. In response to Item 9.01 of such Form 8-K, Franklin Electric stated that it would file certain financial information in a subsequent 8-K/A. This amendment provides audited financial information containing the financial position, results of operations and cash flows, as of, and for the year ended December 31, 2005.

The preparation of these financial statements includes the use of “carve out” accounting procedures wherein certain assets, liabilities and expenses historically recorded or incurred at the Parent level, which related to or were incurred on behalf of the Company, have been identified and allocated as appropriate to reflect the stand-alone financial results of the Company, in accordance with accounting principles generally accepted in the United States of America. In the ordinary course of business, the Parent provides various services, including accounting, treasury, tax, legal, human resources, public affairs and executive oversight. Fees for these services are charged to the Company by the Parent based on specifically identifiable expenses or are allocated to the Company by the Parent based primarily upon the Company’s proportionate number of employees or sales dollars. Both the Company and the Parent consider these cost allocations to be reasonable reflections of the cost of services provided. Charges for these services totaled $4,657 in 2005 and were included in selling and administrative expenses. These charges may not necessarily be indicative of the costs the Company would incur for these services if it was a stand-alone, independent company.

Summary of Significant Accounting Policies

Revenue Recognition - Products are shipped utilizing common carriers direct to customers or, for consignment products, to customer specified warehouse locations. Sales are recognized when the risk and rewards of ownership have transferred to the customer upon delivery to the customer. In the case of consignment products, sales are recognized when transferred from the customer specified warehouse location, delivered, and accepted by the customer. The Company records net sales revenues after discounts at the time of sale based on specific discount programs in effect, historical data, and experience.

Delivery Costs - The Company’s delivery costs related to product sales are included in cost of sales.

Research and Development Expenses - The Company’s research and development activities are charged to expense in the period incurred.

Accounts Receivable and Allowance for Uncollectible Accounts - Accounts receivable are stated at estimated net realizable value. Accounts receivable is comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectibility, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances.

Inventories - Inventories are stated at the lower of cost or market using the first-in, first-out (FIFO) method. The Company reviews its inventories for excess or obsolete products or components. Based on an analysis of historical usage and management’s evaluation of estimated future demand, market conditions, and alternative uses for possible excess or obsolete parts, reserves are recorded or changed.

Under Statement of Financial Accounting Standard (“SFAS”) No. 151 “Inventory Costs”, abnormal amounts of idle facility costs, excessive freight, and spoilage are recognized as current period charges. In addition, this Statement requires that allocation of fixed production overheads to conversion costs be based on normal capacity of the production facilities. The Company has adopted this pronouncement and accounts for inventory costs accordingly.

Property, Plant and Equipment - Property, plant and equipment are stated at cost. Depreciation of plant and equipment is provided principally on a straight line basis over the estimated useful lives of 15 to 40 years for land improvements and buildings, 2 to 12 years for machinery, equipment, furniture, and fixtures. Maintenance, repairs, and renewals of a minor nature are expensed as incurred. Betterments and major renewals which extend the useful lives of buildings, improvements, and equipment are capitalized. Accelerated depreciation methods are used for income tax purposes.

Goodwill and Other Intangible Assets - Under Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and other Intangible Assets”, goodwill is not amortized; however, it must be tested for impairment, at least annually. Under this guidance, the Parent performs goodwill impairment testing for its reporting segment, annually or more frequently whenever events or a change in circumstances indicate that the asset may be impaired. The Parent requires the subsidiary to adjust goodwill in the event of impairment. No impairment loss was required to be recognized in 2005.

Impairment of Long-Lived Assets - The Company accounts for impairment of long-lived assets in accordance with Statement of Financial Accounting Standard (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-’Lived Assets”. The Statement requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Assets to be disposed of are reported at the lower of carrying amount or fair value, less cost to sell.

Use of Estimates - Management’s best estimate of certain amounts is required in preparation of the consolidated financial statements in accordance with generally accepted accounting principles, and actual results could differ from those estimates.

Taxes - The Company is included in the consolidated federal income tax return of the Parent.  The tax provision included in the accompanying financial statements is calculated as if the Company filed separate federal and state income tax returns.  Deferred taxes are provided on temporary differences between the financial statement and tax basis of assets and liabilities which will have a future impact on taxable income.  The Company pays the Parent or receives payment from the Parent based on taxable income of the Company but using the Parent’s income tax rate.  Any difference between the Company’s income tax provision determined on a separate return basis and the provision determined under the Parent’s income tax rate is reflected as an increase or decrease to the Company’s inter-company balance with the Parent.  During 2005, the Company’s income tax provision on a separate return basis was $1,234 more than income taxes based on the Parent’s income tax rate.  Accordingly, the Company decreased the inter-company balance due from the Parent for this amount.

Employee Benefits - Costs incurred by the Parent on behalf of the Company for pension, retiree health care, workers compensation, and other employee benefits costs are allocated for recognition in the subsidiary’s financial records based on the subsidiary’s headcount.

Debt and Interest - The Parent has not allocated any portion of its debt or related interest cost to the Company, and no portion of the Parent's debt is specifically related to the operations of the Company. Accordingly, the Company's financial statements include no charges for interest or capitalized interest.

2. RELATED PARTY TRANSACTIONS

In the ordinary course of business, the Parent provides various services (see Note 1). Fees for these services are charged to the Company by the Parent based on specifically identifiable expenses or are allocated to the Company by the Parent based primarily upon the Company’s proportionate number of employees or sales dollars. The following allocated expenses were included in selling and administrative expenses for the year ended December 31, 2005:

(In thousands)	2005

Employee benefits	$2,564
Corporate administration	1,194
Pensions and post-retirement benefits	548
Insurance	284
Product liability	43
Taxes	24

Total	$4,657

These allocations may not necessarily be indicative of the costs the Company would incur for these services if it was a stand-alone, independent company.

The Company purchases products from and sells products to other Parent divisions. Finished goods are sold to such affiliates (MP Pumps, Cool Products) at cost plus margin. For the year ended December 31, 2005, these sales represented an immaterial percentage of the Company’s total sales. Component purchases (net of discounts) made from affiliates (Fasco Motors, TPC Applied Electronic Group, and Tecumseh Paris), at the respective affiliate's cost plus a negotiated margin, totaled $3,749 for the year ended December 31, 2005. Affiliate receivables and payables are assumed immediately settled and accordingly, represent an immaterial portion of the Company’s payables and receivables balances.

Other transactions with Parent - The Parent maintains all banking relationships. All payments from the Company's customers are deposited into accounts maintained by the Parent. The Parent also makes cash disbursements on behalf of the Company from bank accounts which are maintained and funded by the Parent on a daily basis.

3. PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment, at cost, consists of the following:

(In thousands)	2005

Land and Buildings	$10,840
Machinery and Equipment	12,899
23,739

Allowance for depreciation	(14,025)
Other - held-for-sale	284

Total	$9,998

The Company classifies certain assets as “Held-for-sale” at the lower of their carrying value or fair market value, according to SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets”.

4.	ACCRUED LIABILITIES

Accrued liabilities consist of:

(In thousands)	2005

Product warranty costs	$2,706
Vacation and profit sharing	1,290
Salaries, wages, and commissions	1,751
Other	1,049

Total	$6,796

5.	EMPLOYEE BENEFIT PLANS

As of December 31, 2005, the Parent maintained both pension and retiree medical plans. These plans were administered by the Parent with expense allocations, based on headcount, to the subsidiary. The actuarially determined liabilities, totaling $16,648, as presented on the balance sheet as a current liability, represent pension and other post-retirement benefits based on years of service. With the subsequent acquisition of Little Giant Pump Company by Franklin Electric Co., Inc. (see Note 10) the determined liability will remain with the Parent. Detailed Parent employee benefit plan disclosures are available in Tecumseh Products Company’s 10-K filed March 15, 2006.

The Parent provides medical coverage to the Company, as part of a self-funded plan. For the year ended December 31, 2005, the Company expensed $2,021 in medical benefits. The Parent also maintains a 401(k) plan, in which Company employees could contribute up to 6 percent of earnings for a 3 percent match by the Parent. The total expense for the year ended December 31, 2005 was $244.

6.	INCOME TAXES

Income before income taxes consisted of domestic manufactured products totaling $8,271.

The income tax provision consisted of:

(In thousands)
2005

Currently payable:
Federal	$2,902
State	528
Deferred:
Federal	(230)
State	(41)

$3,159

Significant components of the Company's deferred tax assets and liabilities were as follows:

(In thousands)
2005
Deferred tax assets:
Inventory capitalization	$892
Employee benefits	1,806
Accrued expenses and reserves	2,230
Other items	219
Total deferred tax assets	5,147

Deferred tax liabilities:
Intangible assets	572

Net deferred tax assets	$4,575

The portions of current and non-current deferred tax assets and liabilities were as follows:

(In thousands)
	2005

	Deferred Tax Assets	Deferred Tax Liabilities	Total Deferred Tax

Current	$4,928	$0	$4,928
Non-current	219	572	353

	$5,147	$572	$4,575

There was no valuation allowance for deferred tax assets required in 2005.

The differences between the statutory and effective tax rates were as follows:

2005

U.S. Federal statutory rate	35.0%
State income taxes, net of federal benefit	3.9
Extraterritorial income exclusion	(0.9)
Other items	0.2
Effective tax rate	38.2%

7.	CONTINGENCIES AND COMMITMENTS

The Company is defending various claims and legal actions, including environmental matters, which have arisen in the ordinary course of business. In the opinion of management, based on current knowledge of the facts and after discussion with counsel, these claims and legal actions can be successfully defended or resolved without a material adverse effect on the Company’s financial position, results of operations, and net cash flows.

8.	PRODUCT WARRANTY

The Company’s standard warranty is 12 months, from date of manufacture, for non-distributor sales, and 18 months, from the date of sale, for distributor sales. The Company’s warranty policy requires the Company to repair or replace defective products during the warranty period at no cost to the customer.

At the time product revenue is recognized, the Company records a liability for estimated costs that may be incurred under its warranty policy. The costs are estimated based on historical experience and any specific warranty issues that have been identified.  (Although historical warranty costs have been within expectations, there is no assurance that future warranty costs will not exceed historical amounts.)  The Company periodically assesses the adequacy of its recorded warranty liability and adjusts the balance as necessary.

Changes in the Company’s product warranty liability are as follows:

(In thousands)	2005

Beginning balance	$2,533
Warranties issued	2,403
Settlements made in cash or in-kind	(2,230)
Ending balance	$2,706

9.	GUARANTEE OF PARENT COMPANY DEBT

The Company has entered an arrangement to guarantee the repayment of debt owed by Tecumseh Products Company up to $375 million. As of the date of the sale transaction (see Note 10), and as a condition of closing, Little Giant was removed as a guarantor of the Parent’s debt.

10.	SUBSEQUENT EVENT

On March 20, 2006, Franklin Electric Co., Inc. announced a definitive agreement to acquire Little Giant Pump Company, a wholly-owned subsidiary of Tecumseh Products Company, in a stock purchase transaction and on April 21, 2006 the acquisition was complete. Little Giant Pump Company is continuing to do business as a wholly-owned subsidiary of Franklin Electric Co., Inc.